UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: May 1, 2005

(Date of earliest event reported)

VERIZON COMMUNICATIONS INC.

(Exact name of registrant as specified in its charter)

Delaware	1-8606	23-2259884
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1095 Avenue of the Americas New York, New York	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 395-2121

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On May 2, 2005, Verizon Communications Inc., a Delaware corporation (“Verizon”), announced that it had entered into an amendment dated as of May 1, 2005 (the “Amendment”) to the Agreement and Plan of Merger, dated as of February 14, 2005, among Verizon, its wholly owned subsidiary, ELI Acquisition, LLC, a Delaware limited liability company, (“Merger Sub”) and MCI, Inc., a Delaware corporation, (“MCI”), as previously amended by a letter agreement dated as of March 4, 2005 and by an amendment dated as of March 29, 2005 (the “Merger Agreement”). The Merger Agreement, as amended, is referred to as the “Amended Merger Agreement”.

Under the Amended Merger Agreement, Verizon has agreed to acquire MCI for $26.00 per share, not including the $0.40 per share cash dividend paid by MCI on March 15, 2005. The Merger Agreement provided that Verizon would pay MCI shareholders stock and cash valued at $23.10 per share, not including the $0.40 per share cash dividend. The Amended Merger Agreement provides that the MCI stockholders will receive total cash of $5.60 per share, which is expected to be paid as a special cash dividend. The Amended Merger Agreement further provides that Verizon will issue at least 0.5743 shares of Verizon common stock for each share of MCI common stock. The exact exchange ratio will be determined by dividing $20.40 by the average of the volume weighted averages of the trading prices of Verizon common stock for the 20 trading days ending on the third trading day immediately preceding the effective time of the merger. The exchange ratio will be deemed equal to 0.5743 if the quotient is less than 0.5743. The merger consideration is subject to downward adjustment for certain remaining bankruptcy claims, including state tax claims, and certain international tax liabilities which exceed $1,775,000,000.

The Amended Merger Agreement also provides that, at the special meeting of MCI shareholders to vote on adoption of the Amended Merger Agreement and approval of the merger and at every adjournment and postponement thereof, Verizon will vote any shares of MCI common stock it then owns in favor of adoption and approval, so long as such approval and adoption continue to be recommended by the MCI board of directors.

The foregoing description of the Amendment and the Amended Merger Agreement does not purport to be complete and is qualified in its entirety by reference to (i) the Amendment, which is filed as Exhibit 2.1 hereto, (ii) the amendment to the Merger Agreement dated as of March 29, 2005 which was filed as Exhibit 2.1 to Form 8-K filed on March 29, 2005, (iii) the amendment to the Merger Agreement dated as of March 4, 2005 which was filed as Exhibit 2.1 to Form 8-K filed on March 9, 2005 and (iv) the Merger Agreement, which was filed as Exhibit 2.1 to Form 8-K on February 17, 2005, all of which are incorporated into this report by reference.

Item 8.01 Other Events

On May 2, 2005, Verizon and MCI each issued a press release announcing the execution of the Amendment.

Verizon’s press release is attached as Exhibit 99.1 and is incorporated herein by reference.

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In connection with the proposed acquisition of MCI, Verizon filed, with the SEC on April 12, 2005, a proxy statement and prospectus on Form S-4 that contain important information about the proposed acquisition. These materials are not yet final and will be amended. Investors are urged to read the proxy statement and prospectus filed, and any other relevant materials filed by Verizon or MCI because they contain, or will contain, important information about Verizon, MCI and the proposed acquisition. The preliminary materials filed on April 12, 2005, the definitive versions of these materials and other relevant materials (when they become available) and any other documents filed by Verizon or MCI with the SEC, may be obtained for free at the SEC’s website at www.sec.gov. Investors may also obtain free copies of these documents at www.verizon.com/investor, or by request to Verizon Communications Inc., Investor Relations, 1095 Avenue of the Americas, 36th Floor, New York, NY 10036. Free copies of MCI’s filings are available at www.mci.com/about/investor_relations, or by request to MCI, Inc., Investor Relations, 22001 Loudoun County Parkway, Ashburn, VA 20147. Investors are urged to read the proxy statement and prospectus and the other relevant materials when such other materials become available before making any voting or investment decision with respect to the proposed acquisition.

Verizon, MCI, and their respective directors, executive officers, and other employees may be deemed to be participants in the solicitation of proxies from MCI shareowners with respect to the proposed transaction. Information about Verizon’s directors and executive officers is available in Verizon’s proxy statement for its 2005 annual meeting of shareholders, dated March 21, 2005. Information about MCI’s directors and executive officers is available in MCI’s proxy statement for its 2005 annual meeting of stockholders, dated April 20, 2005. Additional information about the interests of potential participants will be included in the registration statement and proxy statement and other materials filed with the SEC.

This Form 8-K contains statements about expected future events and financial results that are forward-looking and subject to risks and uncertainties. For those statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The following important factors could affect future results and could cause those results to differ materially from those expressed in the forward-looking statements: a significant change in the timing of, or the imposition of any government conditions to, the closing of the transaction, if consummated; actual and contingent liabilities; and the extent and timing of our ability to obtain revenue enhancements and cost savings following the transaction. Additional factors that may affect the future results of Verizon and MCI are set forth in their respective filings with the Securities and Exchange Commission, which are available at www.verizon.com/investor/ and www.mci.com/about/investor_relations/sec/.

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Item 9.01. Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description
2.1	Amendment dated as of May 1, 2005 to the Agreement and Plan of Merger, dated as of February 14, 2005, among Verizon Communications Inc., its wholly owned subsidiary, ELI Acquisition, LLC, and MCI, Inc, as previously amended by a letter agreement dated as of March 4, 2005, and an amendment dated as of March 29, 2005 (the schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K).

99.1	Press Release issued by Verizon, dated May 2, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Verizon Communications Inc.

Date: May 2, 2005	By:	/s/ Marianne Drost
	Name:	Marianne Drost
	Title:	Senior Vice President, Deputy General Counsel and Corporate Secretary